UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 2, 2025

CAPRI HOLDINGS LTD
(Exact name of Registrant as Specified in its Charter)

001-35368
(Commission File Number)

British Virgin Islands	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
90 Whitfield Street
2nd Floor
London, United Kingdom
W1T 4EZ
(Address of Principal Executive Offices)
44 207 632 8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Ordinary Shares, no par value	CPRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 2, 2025, Capri Holdings Limited (“the Company”) completed the previously disclosed sale of certain subsidiaries of the Company which operated its Versace business to Prada S.p.A (“Prada”) for an aggregate purchase price of $1.375 billion in cash, subject to certain adjustments, including for net indebtedness, working capital and transaction expenses. The transaction was consummated pursuant to the Stock Purchase Agreement, dated April 10, 2025, between the Company and Prada.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 2, 2025, the Company entered into a retention and performance bonus agreement (the “Retention Agreement”) with Krista McDonough, Chief Legal and Sustainability Officer, in order to incentivize Ms. McDonough to remain employed with the Company and to recognize her substantial contributions in connection with the recent sale of Versace. Subject to the terms and conditions set forth in the Retention Agreement, the Company will provide Ms. McDonough with a retention bonus in the amount of $325,000 (the “Retention Bonus”) payable in a lump sum in the earliest practicable pay period following the date of the Retention Agreement. Ms. McDonough will be obligated to repay to the Company the gross amount of the Retention Bonus if she terminates her employment (other than for good reason or due to death or disability) or the Company terminates her employment for cause prior to the date that is twelve (12) months following the date the Retention Bonus was paid to her. Ms. McDonough’s repayment obligation will terminate upon a change in control of the Company.

ITEM 7.01	REGULATION FD DISCLOSURE.

On December 2, 2025, the Company issued a press release with respect to the closing of the transaction. A copy of the press release is attached to this Current Report on Form 8-K under Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(b) Pro Forma Financial Information.
The following unaudited pro forma condensed consolidated financial statements of Capri Holdings, Ltd. reflecting the sale of the Versace business are filed as Exhibit 99.2 to this Current Report on Form 8-K:
• Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 27, 2025;
• Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended September 27, 2025 and for the fiscal years ended March 29, 2025, March 30, 2024 and April 1, 2023.

(d) Exhibits.

Exhibit No.
99.1	Press Release issued by Capri Holdings Limited, dated December 2, 2025
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPRI HOLDINGS LIMITED
Date: December 2, 2025
	By:	/s/ Rajal Mehta
	Name:	Rajal Mehta
	Title:	Interim Chief Financial Officer